UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023

Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0000225 per share	ACN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 13, 2023, the Board of Directors (the “Board”) of Accenture plc (the “Company”) appointed Alan Jope as a new director of the Company, effective April 14, 2023, upon the recommendation of the Board’s Nominating, Governance & Sustainability Committee. Mr. Jope will serve until the Company’s 2024 annual general meeting of shareholders, when he will be subject to re-appointment by a vote of the Company’s shareholders.
Mr. Jope, 59, is chief executive officer of Unilever. He joined Unilever in the UK in 1985. Before being appointed as CEO of Unilever in 2019, Mr. Jope served as President of the Beauty & Personal Care Division. He also worked in leadership roles at Unilever in North America for 14 years and Asia for 13 years.
Mr. Jope holds a BA Hons in Commerce from Edinburgh University and graduated from Harvard Business School’s General Management Program in 2001. Recently, he was appointed Visiting Fellow at the University of Oxford.
Mr. Jope has been appointed to serve on the Board’s Nominating, Governance & Sustainability Committee. He will receive the pro rata portion of the standard compensation for service on the Board (currently $110,000 per annum) and the Nominating, Governance & Sustainability Committee (currently $12,500 per annum), based on the number of days remaining in the current director compensation year. Mr. Jope may elect to receive his compensation in cash or equity, or one-half in cash and one-half in equity. He will also receive the standard grant of fully vested restricted share units valued at $240,000 made by the Company to directors newly appointed to the Board.
The Company expects Mr. Jope to enter into the Company’s standard indemnification agreement for its directors.
A copy of the Company’s news release issued on April 14, 2023 regarding the appointment of Mr. Jope to the Board is filed as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99	News Release of Accenture, dated April 14, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 14, 2023	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	General Counsel & Corporate Secretary